UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WidePoint Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

WIDEPOINT CORPORATION

7926 Jones Branch Drive, Suite 520

McLean, Virginia 22102

November 1, 2016

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of WidePoint Corporation, which will be held at 10:00 a.m., EST, on Thursday, December 15, 2016 at the Washington, D.C. offices of Foley & Lardner LLP, located at 3000 K Street N.W., Sixth Floor, Washington, D.C. 20007.

The accompanying notice of meeting and proxy statement describe the matters to be voted on at the meeting.

YOUR VOTE IS IMPORTANT. We invite you to attend the meeting in person. If attending the meeting is not feasible, we encourage you to read the proxy statement and vote your shares as soon as possible. To ensure your shares will be represented, we ask that you vote your shares via the Internet or by telephone, as instructed on the Notice of Internet Availability of Proxy Materials or as instructed on the accompanying proxy. If you received or requested a copy of the proxy card by mail, you may submit your vote by completing, signing, dating and returning the proxy card by mail. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges. Please vote your shares as soon as possible. This is your Annual Meeting and your participation is important.

Sincerely,

S.L. Komar

Steve L. Komar
Chairman of the Board, President and
Chief Executive Officer

WIDEPOINT CORPORATION

7926 Jones Branch Drive, Suite 520

McLean, Virginia 22102

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of WidePoint Corporation will be held on Thursday, December 15, 2016 at 10:00 a.m., EST, at the Washington, D.C. offices of Foley & Lardner LLP, located at 3000 K Street, N.W., Sixth Floor, Washington, D.C. 20007 to consider and vote on the following matters described in the accompanying proxy statement:

•	To elect the one director nominee named in the attached proxy statement as a Class I director to serve for a three-year period until the Annual Meeting of Stockholders in the year 2019;

•	To approve an advisory resolution on executive compensation;

•	To ratify the selection of Moss Adams LLP as the Company’s independent accountants; and

•	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on October 17, 2016 are entitled to receive notice of, and to vote in person or by proxy at, the Annual Meeting.

By order of the Board of Directors,

James T McCubbin

James T. McCubbin
Corporate Secretary

November 1, 2016

WIDEPOINT CORPORATION

7926 Jones Branch Drive, Suite 520

McLean, Virginia 22102

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WidePoint Corporation, a Delaware corporation (referred to herein as “WidePoint,” the “Company,” “we” or “our”), of proxies of stockholders to be voted at the 2016 WidePoint Annual Meeting of Stockholders to be held at the Washington, D.C. offices of Foley & Lardner LLP, located at 3000 K Street, N.W., Sixth Floor, Washington, D.C. 20007 at 10:00 a.m., EST, on Thursday, December 15, 2016, and any and all adjournments thereof.

Any stockholder executing a proxy retains the right to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company.

This Proxy Statement and the accompanying proxy are first being sent to stockholders of the Company on or about November 1, 2016.

Notice of Electronic Availability of Proxy Materials

In accordance with regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we may now furnish these materials by mail or e-mail. On or about November 1, 2016, we mailed to our stockholders who have not previously requested to receive these materials by mail or e-mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and to vote online. The Notice instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you received the Notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions for requesting these materials included in the Notice. For directions to the Annual Meeting, please contact James McCubbin at jmccubbin@widepoint.com or at (703) 349-2577.

Voting Procedures and Securities

Your Vote is Very Important

Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible. You may submit your vote by completing, signing, dating and returning the proxy card by mail. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges.

1

Vote Required, Abstentions and Broker Non-Votes

Shares of WidePoint common stock represented by proxy will be voted according to the instructions, if any, given in the proxy. Unless otherwise instructed, the person or persons named in the proxy will vote (1) FOR the election of the nominee for director listed herein (or a substitute in the event the nominee is unavailable for election); (2) FOR approval of the advisory resolution on executive compensation; (3) FOR the ratification of the selection of Moss Adams LLP as the independent accountants for the Company for the current fiscal year; and (4) in their discretion, with respect to such other business as may properly come before the meeting. The Board of Directors has designated Steve L. Komar and James T. McCubbin, and each or any of them, as proxies to vote the shares of common stock solicited on its behalf.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed by the Company for the meeting. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock of the Company entitled to vote are present at the Annual Meeting in person or by proxy. A director is elected by a plurality of the votes cast at the Annual Meeting, which means that the nominee who receives the highest number of properly executed votes will be elected as a director, even if that nominee did not receive a majority of the votes cast. The approval of the advisory resolution on executive compensation and the ratification of the appointment of Moss Adams LLP as the Company’s independent accountants require the affirmative vote of the majority of the votes present, in person or by proxy, and voting at the Annual Meeting. The advisory resolution on executive compensation, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company's compensation program.

The inspector of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Your broker, bank or other nominee is permitted to vote your shares on the ratification of the appointment of Moss Adams LLP as our independent auditor without receiving voting instructions from you. All other items are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on any proposal other than the appointment of Moss Adams LLP will not be permitted to vote such shares for any other matters at the Annual Meeting. These "broker non-votes" will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of any of the proposals because in tabulating the voting results, shares that constitute broker non-votes are not considered votes cast on that proposal.

2

The cost of soliciting proxies will be borne by the Company. Certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Shares Outstanding

As of October 17, 2016, the record date for determining stockholders entitled to vote at the Annual Meeting, a total of 82,730,134 shares of common stock of the Company, par value $.001 per share, which is the only class of voting securities of the Company, were issued and outstanding. All holders of record of the common stock as of the close of business on October 17, 2016 are entitled to one vote for each share held when voting at the Annual Meeting, or any adjournment thereof, upon the matters listed in the Notice of Annual Meeting. Cumulative voting is not permitted.

Other Business

The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

Proposal One – Election of Directors

The Company’s Board is classified into three classes of directors, with one class of directors being elected at each annual meeting of stockholders of the Company to serve for a term of three years or until the earlier expiration of the term of their class of directors or until their successors are elected and take office as provided below. To maintain the staggered terms of election of directors, stockholders of the Company are voting upon the election of one Class I director to serve for a three-year period until the 2019 Annual Meeting of Stockholders.

The Bylaws of the Company provide that the Board will determine the number of directors to serve on the Board. The Company’s Board presently consists of six members and there is a director vacancy in Class II. The Board, upon the recommendation of the Corporate Governance and Nominating Committee, decided not to re-nominate Paul E. Johnson for election to the Board as a Class I director. Accordingly, following the meeting, the Board will consist of five members (one Class I director, one Class II director and three Class III directors) with a director vacancy in each of Classes I and II. The Class I director nominee is currently serving as member of the Board.

Proxies will be voted at the Annual Meeting, unless authority is withheld, FOR the election of the person named below. The Company does not contemplate that the person named below will be unable or will decline to serve; however, if such nominee is unable or declines to serve, the persons named in the accompanying proxy will vote for a substitute, or substitutes, in their discretion.

3

Class I Director Nominee For a Term That Will Expire at the 2019 Annual Meeting of Stockholders:

Name	Age	Position

Morton Taubman	73	Director, Chairman of the Audit Committee

Morton S. Taubman has served as a director since his appointment on March 10, 2006 to serve out the remaining term of G.W. Norman Wareham, who resigned his position on March 7, 2006. Mr. Taubman is also the Chairman of the Audit Committee and is a member of the Compensation Committee and the Corporate Governance and Nominating Committee. Mr. Taubman has experience as a certified public accountant and is currently an attorney with expertise in corporate law, government contracting and international relations. Prior to forming Hunter Taubman Fischer law firm, Mr. Taubman was the senior vice president and general counsel to DIGICON Corporation, an IT and telecommunications company. Before joining DIGICON, he was a senior partner at Ginsburg, Feldman and Bress, LLP, an established Washington, D.C. firm that provided expertise in tax, telecommunications, litigation, federal regulatory issues, capital reformation, government contracting and international issues. Before that, he was a founding partner at a number of law firms, was the partner-in-charge of the Washington D.C. office of Laventhol & Harworth, in charge of the Washington, D.C. tax department at Coopers & Lybrand and a special agent with the U.S. Treasury Department. Mr. Taubman has been an adjunct law professor for more than 15 years at Georgetown University and George Washington University. He presently also serves as special corporate counsel to Interior Systems, Inc. d/b/a ISI Professional Services, a United States federal contractor. He holds a Bachelor of Science Degree in Accounting from the University of Baltimore, a Juris Doctor Degree from the University of Baltimore Law School, and a Masters of Law Degree from Georgetown University.

Mr. Taubman brings to the Board financial expertise and is qualified as an audit committee financial expert. Mr. Taubman also brings to the Board a wealth of experience as a financial and legal professional serving as a partner at both major auditing and legal firms. This experience, as well as his independence from the Company and his prior performance as a Board member, led the Board to conclude that he should serve as a director of the Company.

4

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE FOR THE ELECTION OF THE ABOVE NOMINEE AS A
DIRECTOR OF THE COMPANY.

Directors Not Being Elected in 2016:

The directors whose terms are not expiring this year are listed below. They will continue to serve as directors for the remainder of their terms or until their respective successors are elected and qualified, or until their earlier death, resignation or removal. Information regarding each of such directors is provided below.

Class II Director With a Term That Will Expire at the 2017 Annual Meeting of Stockholders:

Name	Age	Position

Steve L. Komar	75	Chief Executive Officer, Director, and Chairman of the Board

Steve L. Komar has served as a director since December 1997 and became Chairman of the Board in October 2001. Mr. Komar has also served as Chief Executive Officer since December 2001. From June 2000 until December 2001, Mr. Komar served as a founding partner of C-III Holdings, a development stage financial services company. From 1991 to June 2000, Mr. Komar served as Group Executive Vice President of Fiserv, Inc., a company that provides advanced data processing services and related products to the financial industry. From 1980 to 1991, Mr. Komar served in a number of financial management positions with CitiGroup, including the role of Chief Financial Officer of Diners Club International and Citicorp Information Resources, respectively. Mr. Komar is a graduate of the City University of New York with a Bachelor of Science Degree in Accounting and holds a Master’s Degree in Finance from Pace University.

Mr. Komar brings extensive financial and operational management experience to the Board as a result of his past operational experience at several large firms where he held senior executive positions in areas including financial and operational management and mergers and acquisitions. The financial and managerial skills he developed over a career that has spanned more than 45 years, as well as Mr. Komar’s experience as our Chairman of the Board and Chief Executive Officer, his knowledge of our Company as a result thereof, and his prior performance serving as a Board member of the Company, led the Board to conclude that he should continue to serve as a director of the Company.

5

Class III Directors With a Term That Will Expire at the 2018 Annual Meeting of Stockholders:

Name	Age	Position

James Ritter	72	Director, Chairman of the Compensation and Corporate Governance and Nominating Committees
Otto Guenther	75	Director
George Norwood	74	Director

Lieutenant General (Ret.) Otto J. Guenther has served as a director since his appointment on August 15, 2007. General Guenther serves as a member of the Corporate Governance and Nominating Committee. He joined the Board after a distinguished 34-year military career, including serving as the Army’s first chief information officer, followed by nearly a decade of exceptional leadership within the federal information technology industry. His key assignments included the following: commanding general for Fort Monmouth, NJ, and the Communications Electronics Command; program executive officer for the Army’s tactical communications equipment; project manager for the Tactical Automated Data Distribution System; and commander for the Defense Federal Acquisition Regulatory Council. General Guenther recently retired from Northrop Grumman Mission Systems, where he served as the Sector Vice President and General Manager of Tactical Systems Division. While there, he oversaw battlefield digitization, command and control, and system engineering activities for the U.S. Army. Under his leadership, the division grew to approximately 1,650 employees across several locations and completed over $700 million in acquisitions. Previously General Guenther was general manager of Computer Associates International’s Federal Systems Group, a $300 million operation providing IT products and services to the federal market area. General Guenther was awarded several honors by the U.S. Army, including the Distinguished Service Medal, Legion of Merit (Oak Leaf Cluster), Defense Superior Service Medal (Oak Leaf Cluster), Joint Service Medal, and Army Commendation Medal. Recognized for his work within the industry, he also received several Armed Forces Communications and Electronics Association awards and was inducted into the Government Computer News Hall of Fame. Currently, General Guenther sits on two educational foundations, AFCEA Education Foundation and Aurora Foundation, and since 2006 has been an active trustee at McDaniel College. General Guenther received a Bachelor of Science Degree in Economics from Western Maryland College, now called McDaniel College, and a Master’s Degree in Procurement and Contracting from the Florida Institute of Technology.

General Guenther brings to the Board extensive knowledge of the federal marketplace as a result of a career that has spanned both military and informational technology industries. In addition, General Guenther’s knowledge of federal infrastructure as well as experience in successful business development and board service is particularly valuable to the Company. This experience, as well as his independence from the Company and his prior performance as a Board member, led the Board to conclude that he should continue to serve as a director of the Company.

6

James M. Ritter has served as a director since December 1999 and served as Assistant Secretary of the Company from December 2002 until 2008. Mr. Ritter is the Chairman of the Corporate Governance and Nominating Committee and the Compensation Committee and is also a member of the Audit Committee. Mr. Ritter is the retired Corporate Headquarters Chief Information Officer of Lockheed Martin Corporation. Prior to his retirement in February 2001, Mr. Ritter was employed at Lockheed Martin Corporation for over 32 years in various positions involving high level IT strategic planning and implementation, e-commerce development, integrated financial systems, and large-scale distributed systems.

Mr. Ritter brings to the Board extensive knowledge of information systems and managerial experience as a result of a career managing and building complex information technology systems. This experience, as well as his independence from the Company, his prior performance as a Board member, led the Board to conclude that he should continue to serve as a director of the Company.

Major General (Ret.) George W. Norwood has served as a director since his appointment on August 15, 2007. General Norwood serves as a member of the Audit Committee and the Compensation Committee. General Norwood also currently serves on the board of directors of Scalable Network Technologies. He is also on the boards of Peduzzi Associates, Ltd., and Airborne Tactical Advantage Company. General Norwood brings to the Board extensive knowledge of the federal marketplace as a result of a distinguished 30-year military career and more than 12-years in the commercial market with significant experience in both military and defense contracting.

General Norwood is currently President and Chief Executive Officer of Norwood & Associates, Inc. of Tampa, Fla., which maintains extensive international and U.S. networks of government, military and private sector contacts while providing technical and strategic planning expertise to corporations pursuing defense-related opportunities. General Norwood previously served as Deputy Chief of Staff for the United Nations Command and United States Forces in Korea from 1995 to 1997. He also served as the U.S. member of the United Nations Command’s Military Armistice Commission responsible for crucial general officer level negotiations with North Korea.

General Norwood received a Bachelor of Science Degree in Mathematics from San Diego State University and a Master’s Degree in Business Administration from Golden Gate University. He is also a graduate of the National War College and Defense Language Institute.

General Norwood’s experience supporting the federal infrastructure as well as his experience in successful business development and board service is particularly valuable to the Company. This experience, as well as his independence from the Company and his prior performance as a Board member, led the Board to conclude that he should continue to serve as a director of the Company.

7

Board Meetings – Committees of the Board

The Board of Directors held 4 meetings during 2015. During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which each such director served.

The Board currently has the following Committees: Audit; Corporate Governance and Nominating; and Compensation. Each Committee consists entirely of independent, non-employee directors in accordance with the listing standards of the NYSE MKT. Membership and principal responsibilities of the Board’s Committees are described below. Each Committee of the Board has adopted a charter and each such charter is available free of charge on our website, www.widepoint.com, or by writing to WidePoint Corporation, 7926 Jones Branch Drive, Suite 520, McLean, Virginia 22102, c/o Corporate Secretary.

Audit Committee

The members of the Audit Committee are:

•	Morton S. Taubman (Chair)
•	James M. Ritter
•	George W. Norwood
•	Otto J. Guenther

The Audit Committee met four times in 2015. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The primary functions of the Audit Committee are to: appoint (subject to stockholder approval), and be directly responsible for the compensation, retention and oversight of, the firm that will serve as the Company’s independent accountants to audit our financial statements and to perform services related to the audit (including the resolution of disagreements between management and the independent accountants regarding financial reporting); review the scope and results of the audit with the independent accountants; review with management and the independent accountants, prior to the filing thereof, the annual and interim financial results (including Management’s Discussion and Analysis) to be included in our Forms 10-K and 10-Q, respectively; consider the adequacy and effectiveness of our internal accounting controls and auditing procedures; review, approve and thereby establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; review and approve related person transactions in accordance with the policies and procedures of the Company; and consider the accountants’ independence and establish policies and procedures for pre-approval of all audit and non-audit services provided to WidePoint by the independent accountants who audit its financial statements. At each meeting, Audit Committee members may meet privately with representatives of Moss Adams LLP, our independent accountants, and with the Company’s Executive Vice President and Chief Financial Officer.

8

The Board has determined that Messrs. Taubman, Ritter, Norwood and Guenther each meet the definition of "independent directors" for purposes of serving on an audit committee under applicable rules of the Securities and Exchange Commission and the listing standards of the NYSE MKT. In addition, the Board has determined that Mr. Taubman satisfies the “financially sophisticated” requirements set forth in the NYSE MKT Company Guide, and has designated Mr. Taubman as the “audit committee financial expert,” as such term is defined in the rules and regulations of the SEC.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are:

•	James M. Ritter (Chair)
•	Morton S. Taubman
•	Otto J. Guenther
•	George W. Norwood

The Corporate Governance and Nominating Committee met 1 time in 2015. The primary functions of this Committee are to: identify individuals qualified to become Board members and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders; review annually and recommend changes to the Company’s Corporate Governance Guidelines; lead the Board in its annual review of the performance of the Board and its committees; review policies and make recommendations to the Board concerning the size and composition of the Board, the qualifications and criteria for election to the Board, retirement from the Board, compensation and benefits of non-employee directors, the conduct of business between WidePoint and any person or entity affiliated with a director, and the structure and composition of the Board’s Committees; review the Company’s policies and programs relating to compliance with its Code of Business Conduct and such other matters as may be brought to the attention of the Committee regarding WidePoint’s role as a responsible corporate citizen. See “Identification and Evaluation of Director Candidates” and “Director Compensation” in this proxy statement.

9

Compensation Committee

The members of the Compensation Committee are:

•	James M. Ritter (Chair)
•	Morton S. Taubman
•	George W. Norwood
•	Otto J. Guenther

The Compensation Committee met 2 times in 2015. The primary functions of the Compensation Committee are to: evaluate and approve executive compensation plans, policies and programs, including review of relevant corporate and individual goals and objectives, as submitted by the Chief Executive Officer; evaluate the Chief Executive Officer’s performance relative to established goals and objectives and, together with the other independent directors, determine and approve the Chief Executive Officer’s compensation level based on this evaluation; review and approve the annual salary and other remuneration of all other officers; review the management development program, including executive succession plans; review with management, prior to the filing thereof, the executive compensation disclosure included in this proxy statement; recommend individuals for election as officers; and review or take such other action as may be required in connection with the bonus, stock and other benefit plans of WidePoint and its subsidiaries.

Director Independence

The listing standards of the NYSE MKT require that our Board be comprised of a majority of "independent directors" and that the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee each be comprised solely of "independent directors," as defined under the listing standards of the NYSE MKT.

The Company’s Corporate Governance and Nominating Committee conducts an annual review of the independence of the members of the Board and its Committees and reports its findings to the full Board of Directors. Based on the report and recommendation of the Corporate Governance Committee, the Board has determined that each of the Company’s non-employee directors and its director nominee—Messrs. Taubman, Ritter, Guenther and Norwood—satisfy the independence criteria (including the enhanced criteria with respect to members of the Audit Committee) set forth in the listing standards of the NYSE MKT and Securities and Exchange Commission rules. Each of the Board’s Committees consists entirely of independent, non-employee directors.

10

Identification and Evaluation of Director Candidates

The Corporate Governance and Nominating Committee is charged with seeking individuals qualified to become directors and recommending candidates for all directorships to the full Board of Directors. The Committee considers director candidates in anticipation of upcoming director elections and other potential or expected Board vacancies.

The Committee considers director candidates suggested by members of the Committee, other directors, senior management and stockholders.

Director candidates are reviewed by the Committee based on the needs of the Board and the Company’s various constituencies, their relative skills, characteristics and age, and against the following qualities and skills that are considered desirable for Board membership: exemplification of the highest standards of personal and professional integrity; independence from management under applicable securities laws, listing standards, and the Company’s Corporate Governance Principles; experience and industry and educational background; potential contribution to the composition, diversity and culture of the Board; and ability and willingness to constructively challenge management through active participation in Board and committee meetings and to otherwise devote sufficient time to Board duties.

The Committee’s charter includes diversity as one of the criteria used to evaluate director candidates. The Corporate Governance and Nominating Committee may consider diversity in its broadest sense when evaluating candidates. Though we do not have a formal policy regarding how diversity will be considered in identifying potential director nominees, our Corporate Governance Guidelines direct that the evaluation of nominees should include (but not be limited to) an assessment of whether a nominee would provide the Board with a diversity of viewpoints, backgrounds, experiences, and other demographics.

In evaluating the needs of the Board, the Committee considers the qualifications of sitting directors and consults with other members of the Board, the Chief Executive Officer and other members of senior management. All recommended candidates must possess the requisite personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in, and contribute to, Board and committee meetings. Additionally, the Committee conducts regular reviews of current directors whose terms are nearing expiration, but who may be proposed for re-election, in light of the considerations described above and their past contributions to the Board.

The Corporate Governance and Nominating Committee has adopted a policy pursuant to which a stockholder who has owned at least 5% of the Company’s outstanding shares of common stock for at least two years may recommend a director candidate that the Committee will consider when there is a vacancy on the Board either as a result of a director resignation or an increase in the size of the Board. Such recommendation must be made in writing addressed to the Chairman of the Corporate Governance and Nominating Committee at the Company’s principal executive offices and must be received by the Chairman at least 120 days prior to the anniversary date of the release of the prior year’s proxy statement.

11

Although the Committee has not formulated any specific minimum qualifications that the Committee believes must be met by a nominee that the Committee recommends to the Board, the factors it will take into account will include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. There will be no differences between the manner in which the Committee evaluates a nominee recommended by a stockholder and the manner in which the Committee evaluates nominees recommended by other persons.

The Company did not receive in a timely manner, in accordance with the Securities and Exchange Commission’s requirements, any recommendation of a director candidate from a stockholder, or group of stockholders that beneficially owned more than 5% of the Company’s common stock for at least two years as of the date of recommendation.

Process for Communicating with Board Members

Interested parties may communicate directly with the Board, or the presiding director for an upcoming meeting or the non-employee directors as a group, by writing to WidePoint Corporation, 7926 Jones Branch, Suite 520, McLean, Virginia 22102, c/o Corporate Secretary. Communications may also be sent to individual directors at the above address.

Director Attendance at Annual Meetings

The Company has adopted a policy that each director should attempt to attend and/or be available via online access or phone for each Annual Meeting of Stockholders. All members of the Board attended last year’s Annual Meeting of Stockholders, in person or via telephone, with the exception of Lt. Gen. (ret.) Otto Guenther, who was in the midst of unexpected travel.

Board Leadership Structure and Role in Risk Oversight

Our Corporate Governance Guidelines allow flexibility as to whether the role of Chief Executive Officer and Chairman of the Board are separated or combined. The Board’s policy is to adopt the practice that best serves the Company at any point in time. At this time, the Board believes that combining the role of Chairman of the Board with the role of Chief Executive Officer provides the most effective and efficient leadership model for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy. Currently, Steve L. Komar serves as our Chief Executive Officer and as our Chairman of the Board.

Because we have combined the Chairman and Chief Executive Officer roles, pursuant to our Corporate Governance Guidelines, our independent directors have designated Mr. Ritter to serve as the Presiding Independent Director to further strengthen our governance structure. The Presiding Independent Director is responsible for coordinating the activities of the independent directors, calling for meetings or sessions of the independent directors, presiding at executive sessions and coordinating the agenda for such sessions with at least two such meetings being held annually, facilitating communications and functioning as principal liaison on Board-wide issues between independent directors and the Chairman of the Board, and when necessary, recommending the retention of outside advisors and consultants who report directly to Board.

12

Non-management members of the Board of Directors conduct at least two regularly scheduled meetings per year without members of management being present. Following an executive session of non-employee directors, the Presiding Independent Director may act as a liaison between the non-employee directors and the Chairman, provide the Chairman with input regarding agenda items for Board of Directors and Committee meetings, and coordinate with the Chairman regarding information to be provided to the non-employee directors in performing their duties.

The Board oversees the management of the risks inherent in the operation of the Company’s business. This is accomplished principally through the Audit Committee. Additionally, the Compensation Committee is responsible for overseeing the assessment of risks associated with the Company’s compensation policies and programs. Each of these committees receives and discusses reports regularly with members of management who are responsible for applicable day-to-day risk management functions of the Company, and reports regularly to the Board. The Board’s, the Audit Committee’s and the Compensation Committee’s respective roles in our risk oversight process have not affected our Board leadership structure.

Director Compensation

Directors who are not also officers or employees receive an annual fee of $12,000. The following table sets forth director compensation for the year ended December 31, 2015:

	Fees Earned	Option	All Other
	or Paid	Awards	Compensation
Director Name	($)	($)	($)	Total
James Ritter	$12,000	$-	$-	$12,000
Morton Taubman	$12,000	$-	$-	$12,000
George Norwood	$12,000	$-	$-	$12,000
Otto Guenther	$12,000	$-	$-	$12,000
Paul Johnson (1)	$-	$-	$-	$-

(1)	Paul Johnson became a member of our Board of Directors in December 2015.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Statements of Changes in Beneficial Ownership of Securities on Form 4 are generally required to be filed before the end of the second business day following the day on which the change in beneficial ownership occurred. Based on the Company's review of Forms 3 and 4 filed during 2015, all such Forms 3 and Forms 4 were filed on a timely basis.

13

Executive Officers

The Company’s executive officers are as follows:

Name	Age	Position
Steve L. Komar	75	Chief Executive Officer, Director, and Chairman of the Board
James McCubbin	52	Executive Vice President, Chief Financial Officer, Secretary, and Treasurer
Jin Kang	52	Executive Vice President, Chief Operations Officer, Chief Executive Officer and President of WidePoint Integrated Solutions Corp.

For information with respect to Steve L. Komar, please see the information about the members of our Board of Directors on the preceding pages. There are no family relationships among any of our executive officers or directors.

James T. McCubbin has served as our Secretary since November 1998. Since August 1998, Mr. McCubbin has also served as our Executive Vice President and Chief Financial Officer. Mr. McCubbin previously served as a member of our board of directors from November 1998 until June 2016. From December 1997 to August 1998, Mr. McCubbin served as Vice President, Controller, Assistant Secretary and Treasurer. Prior to the commencement of his employment with WidePoint in November 1997, Mr. McCubbin held various financial management positions with several companies in the financial and government sectors. Mr. McCubbin is a graduate of the University of Maryland with a Bachelor of Science Degree in Finance and a Master’s Degree in International Management. Mr. McCubbin brings extensive financial and corporate compliance expertise as well as internal knowledge of the Company as a result of his having over 13 years of experience with the Company. Mr. McCubbin also has significant experience serving in financial managerial roles within a variety of organizations and membership on several boards of directors over the past 25 years.

Jin Kang has served as Executive Vice President and Chief Operations Officer of WidePoint since June 30, 2012. Mr. Kang was appointed Chief Operations Officer on June 30, 2012. Mr. Kang has also served as the Chief Executive Officer and President of WidePoint Integrated Solutions Corp., a wholly-owned subsidiary of the Company, since our acquisition of WidePoint Integrated Solutions Corp. on January 4, 2008. Mr. Kang founded the company in 1999 and has managed WidePoint Integrated Solutions Corp. since its inception. Mr. Kang has over 26 years of professional experience in the Federal Government Information Technology Services field. Prior to founding, iSYS, LLC (now WidePoint Integrated Solutions Corp.), Mr. Kang was a Division Manager for Science Applications International Corporation (SAIC). His responsibilities included the Combined DNA Index System (CODIS), a marquee program for the FBI Laboratory Division. As the Engineering Manager for Northrop Grumman Corporation, Mr. Kang played a critical role in the successful management of the Defense Medical Information Systems/Systems Integration, Design Development, Operations and Maintenance Services (D/SIDDOMS) contract from its inception with zero revenues to a program of $190 million in sales. Mr. Kang received a Bachelor and Master’s Degrees in Computer Science and Computer Systems Management from the University of Maryland.

14

Principal Stockholders

Security Ownership of Directors and Executive Officers

The following tables set forth the number of shares of our common stock beneficially owned as of October 17, 2016 by each director, director nominee, executive officer and beneficial owner of more than 5% of the outstanding shares of the common stock as of October 17, 2016. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer, except as otherwise noted, and shares underlying warrants and stock options that are exercisable currently or within 60 days. The calculation of the percentage of outstanding shares is based on 82,730,134 shares outstanding as of October 17, 2016. The mailing address for each of our directors, director nominees and officers is 7926 Jones Branch Drive, Suite 520, McLean, Virginia 22102.

	Number of	Percent of
Directors, Nominees	Shares of	Common Stock
and Executive Officers	Common Stock (1)	Outstanding (1)
Steve Komar (2)	1,987,803	2.4%
Morton Taubman	-	*
James McCubbin (3)	1,709,641	2.1%
James Ritter (4)	90,500	*
Jin Kang (5)	3,062,844	3.7%
Otto Guenther (6)	62,000	*
George Norwood (7)	62,000	*

Paul Johnson (8)	-	*

All directors, director nominees and officers as a group (8 persons) (9)	6,974,788	8.4%

* Less than 1%.

(1)	Assumes in the case of each stockholder listed above that all options held by such stockholder that are exercisable currently or within 60 days of October 17, 2016 were fully exercised by such stockholder, without the exercise of any warrants or options held by any other stockholders.

(2)	Includes (i) 1,194,700 shares owned directly by Mr. Komar (excludes 125,000 shares of unvested restricted stock awards not vesting within 60 days), and (ii) 793,103 shares held by SLK Diversified L.P., a limited partnership controlled by Mr. Komar, as a result of which such shares are held by Mr. Komar indirectly.

15

(3)	Includes 1,709,641 shares owned directly by Mr. McCubbin (excludes 125,000 shares of unvested restricted stock awards not vesting within 60 days).

(4)	Includes (i) 65,500 shares owned directly by Mr. Ritter and (ii) 25,000 shares of Common Stock that may be purchased at a price of $0.54 per share through May 11, 2019, pursuant to a stock option granted on May 11, 2009.

(5)	Includes (i) 2,880,344 shares owned directly by Mr. Kang, (ii) 170,000 earned and exercisable options to purchase shares from the Company at a price of $0.57 per share until March 20, 2018, pursuant to a stock option granted on March 20, 2013, and (iii) 12,500 earned and exercisable options to purchase shares from the Company at a price of $1.38 per share until May 8, 2020, pursuant to a stock option granted on May 8, 2015. Excludes from shares owned 12,500 options to purchase shares from the Company at a price of $1.38 per share until May 8, 2020, pursuant to a stock option granted on May 8, 2015 that will fully vest on December 31, 2016.

(6)	Includes 62,000 shares subject to exercisable options to purchase shares Common Stock, consisting of (i) 12,000 shares that may be purchased at a price of $0.93 per share through August 15, 2017, pursuant to a director stock option granted on August 15, 2007 and (ii) 50,000 shares that may be purchased at a price of $0.54 per share through May 11, 2019, pursuant to a stock option granted on May 11, 2009.

(7)	Includes 62,000 shares subject to exercisable options to purchase shares Common Stock, consisting of (i) 12,000 shares that may be purchased at a price of $0.93 per share through August 15, 2017, pursuant to a director stock option granted on August 15, 2007 and (ii) 50,000 shares that may be purchased at a price of $0.54 per share through May 11, 2019, pursuant to a stock option granted on May 11, 2009.

(8)	Excludes 50,000 unvested options to purchase shares from the Company at a price of $0.68 per share until January 4, 2021, pursuant to a stock option granted on January 4, 2016.

(9)	Includes the shares referred to as included in notes (2) through (8) above.

16

Executive Compensation

Compensation Discussion and Analysis

This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers, whom we refer to as our “NEOs,” during 2015 and describes our policies and decisions made with respect to the information contained in the following tables, related footnotes and narrative for 2015. The NEOs are identified below in the table titled “Summary Compensation Table.” In this compensation discussion and analysis, we also describe various actions regarding NEO compensation take before or after 2015 when we believe it enhances the understanding of our executive compensation program.

Overview of Our Executive Compensation Philosophy and Design

We believe that a skilled, experienced and dedicated executive and senior management team is essential to the future performance of our Company and to building stockholder value. We have sought to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:

•	to motivate our executive officers to achieve strong financial performance;

•	to attract and retain executive officers who we believe have the experience, temperament, talents and convictions to contribute significantly to our future success; and

•	to align the economic interests of our executive officers with the interests of our stockholders.

Setting Executive Compensation

Our compensation committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our NEOs, setting the compensation and other benefits of our NEOs, overseeing the Company’s response to the outcome of the advisory votes of stockholders on executive compensation, assessing the relative enterprise risk of our compensation program and administering our equity compensation plans. The Company’s compensation planning is done annually for cash based performance goals and in multi-year periods for equity based performance goal setting.

17

It is our Chief Executive Officer’s responsibility to provide recommendations to the Compensation Committee for most compensation matters related to executive compensation. The recommendations are based on a general analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations and has the right to obtain independent compensation advice. Neither the Chief Executive Officer nor any other members of management is present during executive sessions of the Compensation Committee. The Chief Executive Officer is not present when decisions with respect to his compensation are made. Our Board of Directors appoints the members of our compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive compensation program.

We have not historically utilized a compensation consultant to set the compensation of our NEOs.

Elements of Executive Compensation

We believe the most effective compensation package for our NEOs is one designed to reward achievement of individual and corporate objectives, provide for short-term, medium-term and long-term financial and strategic goals and align the interest of management with those of the stockholders by providing incentives for improving stockholder value. Compensation for our NEOs consists of base salary and an annual bonus opportunity, along with multi-year accelerated vesting goals associated with either stock option awards and or stock grant awards. Our annual bonus opportunity is intended to incentivize the achievement of goals that drive annual and multi-year performance, while our accelerated stock option and or stock grant vesting goals are intended to incentivize the achievement of goals that drive multi-year performance.

Base Salary. We pay our NEOs a base salary to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. The fiscal 2016 base salaries for our NEOs, as well as the percentage increase from the fiscal 2015 base salaries, are as follows:

		Percentage
		Increase
	Fiscal 2016	Over Fiscal
	Base	2015 Base
Name	Salary	Salary

Steve Komar	$270,000	n/a
James McCubbin	$265,000	n/a
Jin Kang	$265,000	n/a

Annual Cash Based Bonus Opportunity. The amount of the annual discretionary cash based bonus award is based on individual performance assessments along with the financial performance of the Company. Our performance-based cash incentive compensation in recent years has included targets for achieving various levels of revenue, operating income, and other financial goals and metrics, along with individual performance assessments that has included goals in personal professional improvement, team building, and other individual personal growth goals. The annual cash based bonus opportunity is for up to 50% of a NEOs base salary. In 2015, none of our NEOs earned a bonus because of our net operating losses.

18

We believe these cash based award opportunities reinforce the alignment of interests of our executive officers with those of our stockholders in the shorter term as the positive financial performance that drives the cash based bonus awards also indirectly influences the performance of the Company’s common stock. We believe the personal professional improvement goals enhance the value of the NEO to expand their expertise and expand the effectiveness of the Company’s staff allowing for greater organization efficiencies while improving Company performance, which drives short-term, medium-term, and long-term organizational improvement and ultimately value for the stockholders in the form of better financial and common stock performance.

Restricted Stock Equity Awards. Mr. Komar and Mr. McCubbin were each awarded 250,000 shares of restricted common stock in 2010. 50% of the award vested in 2016 upon the determination that the Company’s revenue for 2015 exceeded $70 million. The remaining 50% will vest upon the earliest of (i) the seventh anniversary from the date of grant (November 18, 2017) or (ii) upon an acceleration event that is determined by the Compensation Committee.

Stock Option Equity Awards. Mr. Kang was awarded 170,000 stock options in 2013 that vested one third per year over a term of three years in order to reward Mr. Kang for improved performance in the Company’s common stock price. On May 8, 2015, Mr. Kang was awarded 25,000 stock options that vested 50% on December 31, 2015 and the remainder vesting on December 31, 2016.

Acceleration of Equity Awards. The acceleration of the common shares and or stock options are tied generally to performance measures such as earnings before interest, taxes, amortization and depreciation and other triggers predominately tied to performance goals of the Company. In keeping with our philosophy for incentivizing the performance of our named executive officers over a medium to longer term horizon the Company has used equity grants and awards linked to accelerated vesting goals to reinforce the alignment of interest of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our Common Stock, which, in turn, is indirectly attributable to the performance of our executive officers.

Retirement and Other Benefits. We are strongly committed to encouraging all employees to save for retirement. To provide employees with the opportunity to save for retirement on a tax-deferred basis, we sponsor a defined contribution 401(k) savings plan. We also provide health, dental, vision and short term disability insurance to our NEOs on the same basis offered to all of our employees.

19

Summary Compensation Table

The following table summarizes the compensation paid by us in each of the last three recently completed fiscal years for our NEOs:

Name and Principal Position	Year	Base Salary (1)		Discretionary Bonus	Option Awards (2)		Other Compensation (3)	Total Compensation
Steve Komar	2015	$264,517		$-	$-		$7,200	$271,717
Chief Executive Officer, Director, and	2014	$249,167	(4)	$-	$-		$7,200	$256,367
Chairman of the Board	2013	$255,000		$-	$-		$7,200	$262,200

James McCubbin	2015	$258,480		$-	$-		$7,200	$265,680
Executive Vice President, Chief Financial	2014	$249,167	(4)	$-	$-		$7,200	$256,367
Officer, Secretary, Treasurer and Director	2013	$255,000		$-	$-		$7,200	$262,200

Jin Kang	2015	$246,225		$-	$19,025	(5)	$-	$265,250
Executive Vice President & Chief	2014	$239,583	(4)	$-	$-		$-	$239,583
Operations Officer	2013	$250,000		$-	$45,730	(5)	$-	$295,730

(1) Amount represents base salary as set forth in an executive employment agreement.

(2) Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in the Company’s Form 10-K for the year ended December 31, 2015.

(3) Monthly combined home office and home phone allowance of $600 was paid to Mr. Komar and Mr. McCubbin during fiscal 2015, 2014, and 2013.

(4) For a five month period in fiscal year 2014, Mr. Komar, Mr. McCubbin and Mr. Kang each voluntarily agreed to a 10% reduction in base salary.

(5) During fiscal 2015 Mr. Kang was granted an equity award of 25,000 options on May 8, 2015 with an estimated fair value of $19,025. During fiscal 2013 Mr. Kang was granted an equity award of 170,000 options on March 21, 2013 with an estimated fair value of approximately $45,730.

20

Grant of Plan Based Awards

As described above in the Compensation Discussion and Analysis, we granted stock options to certain of our NEOs. The following table sets forth information regarding all such awards:

Option Awards
Name	Grant Date	Date of Committee Action	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Jin Kang, Executive Vice President and Chief Operations Officer	5/8/2015	5/8/2015	$25,000	$1.38	$19,025

(1) Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in the Company’s Form 10-K for the year ended December 31, 2015.

Outstanding Equity Awards at December 31, 2015

The following table sets forth information on outstanding equity awards held by NEOs at December 31, 2015:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Equity Incentive Plan Awards: Unearned Shares or other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Rights that have not Vested ($)

Steve L. Komar, Chief Executive Officer, Director, and Chairman of the Board	-	-	-	-		250,000	(1)	$175,000

James T. McCubbin, Executive Vice President, Chief Financial Officer, Secretary, Treasurer and Director	-	-	-	-		250,000	(1)	$175,000

Jin Kang, Executive Vice President, Chief Operations Officer, Chief Executive Officer and President of WidePoint Integrated Solutions Corp.	125,833	44,167	$0.57	3/20/2018	(2)
	12,500	12,500	$1.38	5/8/2020	(3)	-		-

21

(1) Mr. Komar and Mr. McCubbin were each awarded 250,000 shares of restricted common stock in 2010. 50% of the award vested in 2016 upon the determination that the Company’s revenue for 2015 exceeded $70 million. The remaining 50% will vest upon the earliest of (i) the seventh anniversary from the date of grant (November 18, 2017) or (ii) upon an acceleration event that is determined by the Compensation Committee.

(2) Options vest one-third per year over a term of three years.

(3) Options vested 50% on December 31, 2015 and the remainder vests on December 31, 2016.

Option Exercises and Stock Vested for Fiscal 2015

None of our NEOs exercised options or had stock vest during the year ended December 31, 2015.

Employment Agreements and Compensation Arrangements;

Termination and Change in Control Provisions

The following describes the terms of employment agreements between the Company and the named executive officers included in the above Summary Compensation Table and sets forth information regarding potential payments upon termination of employment or a change in control of the Company.

Mr. Komar. On June 30, 2016, we entered into an amendment of an employment agreement with Steve Komar, our Chief Executive Officer and President, dated as of August 13, 2010 and effective as of July 1, 2010. The employment agreement, as amended, has a term expiring on December 31, 2016. The agreement provides for (1) a base salary of $270,000, (2) a home office and phone expense allowance of $600 per month to cover such expenses incurred in the pursuit of our business; (3) reimbursement for additional actual business expenses consistent with our existing policies that have been incurred for our benefit; (4) paid medical and other benefits consistent with our existing policies with respect to our key executives, as such policies may be amended from time to time in the future; and (5) performance incentive bonuses as may be granted annually at the discretion of the Compensation Committee of the Board. For a five month period in calendar 2014, Mr. Komar voluntarily agreed to a 10% reduction in base salary.

The employment agreement contains a severance provision which provides that upon the termination of his employment without Cause (as described below) or his voluntary resignation for a Good Reason (as described below), Mr. Komar will receive severance compensation payable in a lump-sum of cash equal to the greater of (a) an amount equal to twelve (12) months of his base salary then in effect, or (b) an amount equal to Mr. Komar’s base salary for the remainder of the term of the employment agreement as if the employment agreement had not been terminated; provided that if employment terminates by reason of death or disability, then Mr. Komar shall receive a one-time payment equal to the amount of Base Salary owed for the immediate twelve (12) months following the death or disability event, or an amount equal the remainder of the contractual term of the employment agreement whichever is less and all granted but unvested stock options shall be immediately vested and the period of exercise extended for an additional 2 years.

22

The employment agreement further provides that if within two years after a change in control of the Company there occurs any termination of Mr. Komar for any reason other than for Cause or a voluntary resignation without a Good Reason, then the Company will be required to pay to Mr. Komar a one-time severance payment equal to the greater of (a) an amount equal to twelve (12) months of his base salary then in effect, or (b) an amount equal to Mr. Komar’s base salary for the remainder of the term of the employment agreement. If Mr. Komar’s employment terminates for any reason other than for Cause or a voluntary retirement without Good Reason, Mr. Komar will be eligible to participate, at the Company’s expense, in all executive medical and dental plans provided by the Company for the remainder of the term of the employment agreement. Mr. Komar will receive a payment equal to any excise, income and other taxes resulting from the imposition of parachute penalties of the Internal Revenue Code or applicable state tax law.

Termination of Mr. Komar’s employment by the Company shall be deemed for “Cause” if, and only if, it is based upon (i) conviction of a felony by a federal or state court of competent jurisdiction; (ii) material disloyalty to the Company such as embezzlement or misappropriation of corporate assets; or (iii) engaging in unethical or illegal behavior which is of a public nature, brings the Company into disrepute, and results in material damage to the Company. A resignation by Mr. Komar shall not be deemed to be voluntary and shall be deemed to be a resignation with “Good Reason” if it is based upon (i) a diminution in Mr. Komar’s title, duties, or salary; (ii) a material reduction in benefits; (iii) a direction by the Board of Directors that Mr. Komar report to any person or group other than the Board of Directors, or (iv) a geographic relocation of the Company’s primary business operations outside of the Washington Metropolitan area.

Mr. McCubbin. On April 9, 2015, we entered into an amendment of an employment agreement with James T. McCubbin, our Executive Vice President, Chief Financial Officer, Secretary and Treasurer, dated as of August 13, 2010 and effective as of July 1, 2010. The amendment to Mr. McCubbin’s employment agreement has a term expiring on March 31, 2017. The agreement provides for (1) a base salary of $265,000, (2) a home office and phone expense allowance of $600 per month to cover such expenses incurred in the pursuit of our business; (3) reimbursement for additional actual business expenses consistent with our existing policies that have been incurred for our benefit; (4) paid medical and other benefits consistent with our existing policies with respect to our key executives, as such policies may be amended from time to time in the future; and (5) performance incentive bonuses as may be granted annually at the discretion of the Compensation Committee of the Board. For a five month period in calendar 2014, Mr. McCubbin voluntarily agreed to a 10% reduction in base salary.

23

The employment agreement contains a severance provision which provides that upon the termination of his employment without Cause (as described below) or his voluntary resignation for a Good Reason (as described below), Mr. McCubbin will receive severance compensation payable in a lump-sum of cash equal to the greater of (a) an amount equal to twelve (12) months of his base salary then in effect, or (b) an amount equal to Mr. McCubbin’s base salary for the remainder of the term of the employment agreement as if the employment agreement had not been terminated; provided that if employment terminates by reason of death or disability, then Mr. McCubbin shall receive a one-time payment equal to the amount of Base Salary owed for the immediate twelve (12) months following the death or disability event, or an amount equal the remainder of the contractual term of the employment agreement whichever is less and all granted but unvested stock options shall be immediately vested and the period of exercise extended for an additional 2 years.

The employment agreement further provides that if within two years after a change in control of the Company there occurs any termination of Mr. McCubbin for any reason other than for Cause or a voluntary resignation without a Good Reason, then the Company will be required to pay to Mr. McCubbin a one-time severance payment equal to the greater of (a) an amount equal to twelve (12) months of his base salary then in effect, or (b) an amount equal to Mr. McCubbin’s base salary for the remainder of the term of the employment agreement. If Mr. McCubbin’s employment terminates for any reason other than for Cause or a voluntary retirement without Good Reason, Mr. McCubbin will be eligible to participate, at the Company’s expense, in all executive medical and dental plans provided by the Company for the remainder of the term of the employment agreement. Mr. McCubbin will receive a payment equal to any excise, income and other taxes resulting from the imposition of parachute penalties of the Internal Revenue Code or applicable state tax law.

Termination of Mr. McCubbin’s employment by the Company shall be deemed for “Cause” if, and only if, it is based upon (i) conviction of a felony by a federal or state court of competent jurisdiction; (ii) material disloyalty to the Company such as embezzlement or misappropriation of corporate assets; or (iii) engaging in unethical or illegal behavior which is of a public nature, brings the Company into disrepute, and results in material damage to the Company. A resignation by Mr. McCubbin shall not be deemed to be voluntary and shall be deemed to be a resignation with “Good Reason” if it is based upon (i) a diminution in Mr. McCubbin’s title, duties, or salary; (ii) a material reduction in benefits; (iii) a direction by the Board of Directors that Mr. McCubbin report to any person or group other than the Board of Directors, or (iv) a geographic relocation of the Company’s primary business operations outside of the Washington Metropolitan area.

Mr. Kang. On April 9, 2015, we entered into an employment agreement with Jin Kang, our Executive Vice President and Chief Executive Officer of WidePoint Integrated Solutions Corp. and Chief Operations Officer, which replaced Mr. Kang’s prior employment agreement, dated November 27, 2012. The agreement is for a term ending on December 31, 2016 and provides for (1) a base salary of $265,000 per year, (2) reimbursement for business expenses, (3) paid medical and other benefits consistent with our existing policies with respect to our key executives, as such policies may be amended from time to time in the future, and (4) bonus compensation in the reasonable discretion of the Compensation Committee of the Board of Directors. For a five month period in calendar 2014, Mr. Kang voluntarily agreed to a 10% reduction in base salary.

24

Mr. Kang’s employment period will continue from the date of his agreement until December 31, 2016 unless he is terminated earlier due to (a) Mr. Kang’s death or permanent disability which renders Mr. Kang unable to perform his duties hereunder (as determined by the Company in its good faith judgment), (b) Mr. Kang’s resignation, upon prior written notice to the Company of one hundred eighty (180) days, (c) termination by the Company for Cause or (d) termination by the Company without Cause upon prior written notice of one-hundred eighty (180) days. “Cause” is defined in the agreements as: (i) the repeated failure or refusal of Mr. Kang to follow the lawful directives of the Company, or its designee (except due to sickness, injury or disabilities), after prior notice to Mr. Kang and a reasonable opportunity to cure by Mr. Kang for up to thirty (30) days, (ii) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by Mr. Kang, which, in the good faith judgment of the Company, materially injures the Company, including the repeated failure to follow the policies and procedures of the Company, after prior written notice to Employee and a reasonable opportunity to cure by Mr. Kang of up to thirty (30) days, (iii) a material breach of this Agreement by Mr. Kang, after prior written notice to Mr. Kang and a reasonable opportunity to cure by Mr. Kang of up to thirty (30) days, (iv) the commission by Mr. Kang of a felony or other crime involving moral turpitude or the commission by Mr. Kang of an act of financial dishonesty against the Company or, (v) a proper business purpose of the Company, which shall be limited to the elimination of the position filled by Mr. Kang as a result of a material decrease in revenues and/or profits of the Company, but with other cost cutting measures and the termination of other employees being first considered and instituted as determined in the sole judgment of the Company prior to the termination of Mr. Kang; provided, however, that in the event the Company terminates Mr. Kang under (v) above, then (I) the scope of the non-compete shall be limited to the products and services offered by the Company as of the termination of Mr. Kang and (II) the Company shall pay to Mr. Kang a continuation of base salary and benefits each month for the six (6) month period immediately following such termination. In the event Mr. Kang is terminated without Cause, then the Company shall pay to Mr. Kang a continuation of base salary and benefits each month for the six (6) month period immediately following such termination and the non-compete provisions in the agreement shall not apply.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, no member of the Compensation Committee had a relationship with us that required disclosure under Item 404 of Regulation S-K. During the past fiscal year, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board of Directors or our Compensation Committee. None of the members of our Compensation Committee is an officer or employee of our Company, nor have they ever been an officer or employee of our Company

25

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” contained herein with management. Based on our Compensation Committee’s review and discussions with management, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included herein.

James M. Ritter (Chair)

Morton S. Taubman

George W. Norwood

Otto J. Guenther

Certain Related Person Transactions

A related person transaction is a consummated or currently proposed transaction in which the Company has been, is or will be a participant and the amount involved exceeds $120,000, and in which a related person (i.e., any director or executive officer or nominee for director, or any member of the immediate family of such person) has or will have a direct or indirect material interest.

The Company was not a participant in any related person transactions in the past two fiscal years and no such transactions are currently proposed.

Under the Company’s corporate governance principles (the “Corporate Governance Principles”), a majority of the Company’s Board will consist of independent directors. An “independent” director is a director who meets the NYSE MKT definition of independence and other applicable independence standards under SEC guidelines, as determined by the Board. The Company’s Corporate Governance and Nominating Committee conduct an annual review of the independence of the members of the Board and its Committees and report its findings to the full Board of Directors. Based on the report and recommendation of the Corporate and Nominating Governance Committee, the Board has determined that each of the Company’s non-employee directors—Messrs. Taubman, Ritter, Guenther, and Norwood—satisfies the independence criteria (including the enhanced criteria with respect to members of the Audit Committee) set forth in the applicable NYSE MKT listing standards and SEC rules. Each Board Committee consists entirely of independent, non-employee directors.

Non-management members of the Board of Directors conduct at least two regularly-scheduled meetings per year without members of management being present. Mr. Ritter serves as the presiding director of such meetings. Following an executive session of non-employee directors, the presiding director may act as a liaison between the non-employee directors and the Chairman, provide the Chairman with input regarding agenda items for Board of Directors and Committee meetings, and coordinate with the Chairman regarding information to be provided to the non-employee directors in performing their duties.

26

Proposal Two – ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are asking stockholders to approve an advisory resolution on the Company's 2015 executive compensation as reported in this proxy statement.

We urge stockholders to read the "Executive Compensation" section beginning on page 17 of this proxy statement, including the Compensation Discussion and Analysis, Summary Compensation Table and other related compensation tables and narrative included therein, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of Widepoint Corporation (the "Company") approve, on an advisory basis, the 2015 compensation of the Company's named executive officers disclosed in the Executive Compensation section of the Company’s proxy statement.

This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Proposal THREE – Independent Accountants

The Audit Committee is recommending that stockholders ratify its appointment of Moss Adams LLP as independent accountants for WidePoint to audit its consolidated financial statements for the fiscal year ending December 31, 2016, to perform audit-related services, including review of our quarterly interim financial information, periodic reports and registration statements filed with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. The stockholder vote is not binding on the Audit Committee. If the appointment of Moss Adams LLP is not ratified by stockholders, the Audit Committee will evaluate the basis for the stockholders' vote when determining whether to continue the firm's engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Moss Adams LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

27

Moss Adams LLP provided audit and other services in 2016 for the Company’s audit of its consolidated financial statements for the fiscal year ended December 31, 2015. Moss Adams LLP also provided audit and other services in 2015 for the Company’s audit of its consolidated financial statements for the fiscal year ended December 31, 2014.

A resolution will be presented at the Annual Meeting to ratify the appointment of Moss Adams LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2016. A representative of Moss Adams LLP will be available either via phone or in person at the Annual Meeting to answer appropriate questions concerning the Company’s financial statements and to make a statement if desired.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE COMPANY’S AUDITORS.

Audit Committee Report

The Audit Committee has: (a) reviewed and discussed the audited financial statements with the management of the Company; (b) discussed with the Company’s independent auditors, Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received from the Company’s independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with the Company’s independent auditors their independence; and (d) based on the review and discussions referred to in clauses (a), (b) and (c) above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2015.

The foregoing report is submitted by the members of the Audit Committee:

Morton S. Taubman (Chair)
James M. Ritter
George W. Norwood
Otto J. Guenther

28

Independent Registered Certified Public Accounting Firm Fees and Services

The following table sets forth fees paid to our principal accountants in connection with audit and audit-related, tax and other non-audit fees for the years ended December 31:

Service Type	2015	2014

Audit and Quarterly Review Fees (1)	$192,500	$174,864
Audit-Related Fees (2)	9,000	38,415
Tax Fees	-	-
All Other Fees	-	-
Total	$201,500	$213,279

(1) Audit and quarterly review fees for the annual audit and review of financial statements included in the Company’s quarterly filings, including reimbursable expenses.

(2) Audit-Related fees for other required regulatory filings including Form S-3 consents included in the Company’s filings, including reimbursable expenses.

Audit Committee Policies and Procedures For Pre-Approval of Independent Auditor Services

The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit as well as permissible non-audit services for the Company.

For audit services, the independent auditor will provide the Audit Committee with an engagement letter during the March-May quarter of each year outlining the scope of the audit services proposed to be performed in connection with the audit of the current fiscal year. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee at an Audit Committee meeting held as soon as practicable following receipt of the engagement letter. The independent auditor will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management may submit to the Audit Committee for approval (during May through September of each fiscal year) the list of non-audit services that it recommends the Audit Committee engage the independent auditor to provide for the fiscal year. The list of services must be detailed as to the particular service and may not call for broad categorical approvals. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Audit Committee will consider for approval both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

29

To ensure prompt handling of unexpected matters, the Audit Committee delegates to its Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report any action taken pursuant to this delegation to the Audit Committee at its next meeting.

All audit and non-audit services provided to the Company are required to be pre-approved by the Audit Committee. The Chief Financial Officer of the Company will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

Other Information

We maintain an internet website at http://www.widepoint.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendment to those reports, are available free of charge on our website immediately after they are filed with or furnished to the Securities and Exchange Commission. WidePoint’s Code of Business Conduct, Corporate Governance Principles and Charters of the Committees of the Board of Directors are also available free of charge on our website or by writing to WidePoint Corporation, 7926 Jones Branch Drive, Suite 520, McLean, Virginia 22102, c/o Corporate Secretary. WidePoint’s Code of Business Conduct applies to all directors, officers (including the Chief Executive Officer and Chief Financial Officer) and employees. Amendments to or waivers of the Code of Conduct granted to any of the Company’s directors or executive officers will be published on our website within five business days of such amendment or waiver.

Stockholder Proposals for 2017 Annual Meeting

Proposals of stockholders intended to be presented at the 2017 Annual Meeting must be received by the Secretary of the Company, 7926 Jones Branch, Suite 520, McLean, Virginia, no later than July 4, 2017 in order for them to be considered for inclusion in the 2016 Proxy Statement. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. A stockholder desiring to submit a proposal to be voted on at next year’s Annual Meeting of Stockholders, but not desiring to have such proposal included in next year’s proxy statement relating to that meeting, should submit such proposal to the Company no later than July 4, 2017. Failure to comply with that advance notice requirement will result in the proposal not being placed on the agenda at the meeting.

Other Matters

Management is not aware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy will vote said Proxy in accordance with their discretion.

30

WIDEPOINT CORPORATION
7926 JONES BRANCH DRIVE
SUITE 520
MCLEAN, VA 22102
ATTEN: JIM MCCUBBIN

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Director

Nominees

01 Morton Taubman

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2 To approve an advisory resolution on executive compensation;	☐	☐	☐
3 To ratify the selection of Moss Adams LLP as the Company's independent accountants; and	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000301342_1 R1.0.1.29

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com

WIDEPOINT CORPORATION
Annual Meeting of Stockholders
December 15, 2016 at 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Steve L. Komar and James T. McCubbin, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WIDEPOINT CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on December 15, 2016, at the offices of Foley & Lardner LLP, located at 3000 K Street N.W, Sixth Floor, Washington D.C. 20007, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000301342_2 R1.0.1.29